Filed Pursuant to Rule 497(e)

Securities Act registration no. 333-165633
Investment Company Act file no. 811-22397

IRONBRIDGE FUNDS, INC.

SUPPLEMENT DATED FEBRUARY 18, 2011
TO
PROSPECTUS DATED NOVEMBER 1, 2010

Effective as of the close of business on February 17, 2011, IronBridge Capital Management, L.P. (the “Adviser”), the investment adviser to all of the series of IronBridge Funds, Inc., is the sole manager of the IronBridge Frontegra Global Fund (the “Global Fund”), and the Adviser’s affiliate, IronBridge International, Ltd., no longer serves as subadviser to the Global Fund.  The following supplements the Prospectus of IronBridge Funds, Inc., filed on November 1, 2010:

PROSPECTUS

Fund Name	Ticker Symbol

IronBridge Frontegra Small Cap Fund	IBSCX

IronBridge Frontegra SMID Fund	IBSMX

IronBridge Frontegra Global Fund	IBGFX

IronBridge Large Cap Fund	IBLCX

Advised by:
IronBridge Capital Management, L.P.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

November 1, 2010
as supplemented February 18, 2011

TABLE OF CONTENTS

Page

SUMMARIES
IronBridge Frontegra Small Cap Fund	1
IronBridge Frontegra SMID Fund	5
IronBridge Frontegra Global Fund	9
IronBridge Large Cap Fund	13
IRONBRIDGE FUNDS STATUTORY PROSPECTUS
Investment Objectives, Principal Investment Strategies, Related Risks and Portfolio Holdings	16
Additional Information Concerning Investment Objectives and Principal Investment Strategies	17
Additional Information on Principal Risks of Investing in the Funds	18
Portfolio Holdings Disclosure	21
Investment Management	21
Adviser	21
Portfolio Managers	22
Subadministrator	22
Shareholder Information	23
Distribution Arrangements	27
Exchange Privilege	27
Valuation of Fund Shares	27
Portfolio Holdings Disclosure Policy	28
Distributions and Federal Income Tax Treatment	28
Financial Highlights	29
Other Information	33

IRONBRIDGE FRONTEGRA SMALL CAP FUND

Investment Objective.

The investment objective of the IronBridge Frontegra Small Cap Fund (“Small Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution (12b-1) Fees	NONE
Other Expenses	0.08%
Total Annual Fund Operating Expenses	1.08%

Expense Example.

This Example is intended to help you compare the cost of investing in the Small Cap Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Small Cap Fund	$110	$343	$595	$1,317

Portfolio Turnover.

The Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the Small Cap Fund’s predecessor’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies.

The Small Cap Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  For this purpose, the Adviser defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization of any company in the Russell 2000® Index, which, as of September 30, 2010, was approximately $3.3 billion.  The Small Cap Fund may invest in American Depository Receipts and/or Global Depository Receipts.

The Adviser actively manages the Small Cap Fund by applying an economic return framework.  This is a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Small Cap Fund invests primarily in growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk. During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  There is no guaranty that similar events will not happen again.

Small Cap Risk.  Securities of companies with small market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Small Cap Fund’s securities at a time or at a price would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depository Receipt (ADR) / Global Depository Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the Small Cap Fund.

Performance.

The bar chart and table below show how the Frontegra IronBridge Small Cap Fund (the “Predecessor Small Cap Fund”), the predecessor of the Small Cap Fund, has performed in the past and provides some indication of the risks of investing in the Small Cap Fund.  The table shows how the performance of the Predecessor Small Cap Fund has varied from year to year as compared with the returns of the Russell 2000® Index, a securities index that measures the performance of the small-cap segment of the U.S. equity universe.  Keep in mind that past performance (before and after taxes) may not indicate how well the Small Cap Fund will perform in the future.  Updated performance information can be found on our Web site at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for Predecessor Small Cap Fund
for the years ended December 31,1

1
For the nine-month period ended September 30, 2010, the Small Cap Fund had a return of 7.17%, which, for the period from January 1, 2010 through July 23, 2010, includes the performance of the Predecessor Small Cap Fund.

During the periods shown above, the Small Cap Fund’s highest return for a calendar quarter was 24.78% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was (25.45)% (quarter ended December 31, 2008).

Average Annual Total Returns

(for the periods ended December 31, 2009)

Fund/Index	One Year	Five Years	Since Inception (August 30, 2002)
Small Cap Fund
Return Before Taxes	24.53%	2.38%	10.21%
Return After Taxes on Distributions	24.47%	1.38%	9.09%
Return After Taxes on Distributions and Sale of Fund Shares	16.02%	1.90%	8.67%
Russell 2000® Index	27.17%	0.51%	8.02%

After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your Small Cap Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  IronBridge Capital Management, L.P. (the “Adviser”).

Portfolio Managers. Co-managed by Christopher C. Faber (portfolio manager of the Small Cap Fund, and its predecessor fund, since inception) and Jeffrey B. Madden (portfolio manager of the Small Cap Fund, and its predecessor fund, since March 3, 2004).

Purchase and Sale of Small Cap Fund Shares.

Investors may purchase or redeem Small Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Small Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
Small Cap Fund	$100,000	$1,000

Tax Information.

The Small Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Small Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Small Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), the IronBridge Funds’ related companies (including the Adviser and the Distributor) may pay the intermediary for the sale of Small Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IRONBRIDGE FRONTEGRA SMID FUND

Investment Objective.

The investment objective of the IronBridge Frontegra SMID Fund (“SMID Fund”)  is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the SMID Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.94%

Expense Example.

This Example is intended to help you compare the cost of investing in the SMID Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the SMID Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the SMID Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
SMID Fund	$96	$300	$520	$1,155

Portfolio Turnover.

The SMID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the SMID Fund’s predecessor’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies.

The SMID Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, the Adviser defines a small-to-medium capitalization company as a company that has a market capitalization of between $100 million and $10 billion, which definition is applied at the time of purchase.  The SMID Fund may invest in American Depository Receipts and/or Global Depository Receipts.

The Adviser actively manages the SMID Fund by applying an economic return framework.  This is a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the SMID Fund invests primarily in growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk. During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  There is no guaranty that similar events will not happen again.

Small-to-Medium Capitalization Risks.  Securities of companies with small-to-medium market capitalizations are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the SMID Fund’s securities at a time or at a price would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depository Receipt (ADR) / Global Depository Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the SMID Fund.

Performance.

The bar chart and table below show how the Frontegra IronBridge SMID Fund (the “Predecessor SMID Fund”), the predecessor of the SMID Fund, has performed in the past and provides some indication of the risks of investing in the SMID Fund.  The table shows how the performance of the Predecessor SMID Fund has varied from year to year as compared with the performance of the Russell 2500® Index, a securities index that measures the performance of the small-to-medium capitalization segment of the U.S. equity universe.  After-tax returns are shown only for Predecessor SMID Fund’s Institutional Class shares, which commenced operations on December 31, 2004 and correspond to the SMID Fund’s shares.  Keep in mind that past performance (before and after taxes) may not indicate how well the SMID Fund will perform in the future.  Updated performance information can be found on our Web site at www.ironbridgefunds.net or by calling toll-free to 1-877-861-7714.

Calendar Year Total Returns
Annual Total Returns for Predecessor SMID Fund
for the years ended December 31,1

1
For the nine-month period ended September 30, 2010, the SMID Fund had a return of 11.02%, which, for the period from January 1, 2010 through July 23, 2010, includes the performance of the Predecessor SMID Fund.

During the periods shown above, the Predecessor SMID Fund’s highest return for a calendar quarter was 18.39% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was (24.46)% (quarter ended December 31, 2008).

Average Annual Total Returns

(for the periods ended December 31, 2009)

Fund/Index	One Year	Five Year	Since Inception (December 31, 2004)
SMID Fund
Return Before Taxes	26.48%	1.95%	1.95%
Return After Taxes on Distributions	26.43%	1.44%	1.44%
Return After Taxes on Distributions and Sale of Fund Shares	17.29%	1.57%	1.57%
Russell 2500® Index	34.39%	1.58%	1.58%

After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above.  After-tax returns are not relevant if you hold your SMID Fund shares through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

Management.

Investment Adviser.  IronBridge Capital Management, L.P. (the “Adviser”).

Portfolio Managers. Co-managed by Christopher C. Faber (portfolio manager of the SMID Fund, and its predecessor fund, since inception) and Jeffrey B. Madden (portfolio manager of the SMID Fund, and its predecessor fund, since inception).

Purchase and Sale of SMID Fund Shares.

Investors may purchase or redeem SMID Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the SMID Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
SMID Fund	$100,000	$1,000

Tax Information.

The SMID Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your SMID Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase SMID Fund shares through a broker-dealer or other financial intermediary (such as a bank), the IronBridge Funds’ related companies (including the Adviser and the Distributor) may pay the intermediary for the sale of SMID Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the SMID Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IRONBRIDGE FRONTEGRA GLOBAL FUND

Investment Objective.

The investment objective of the IronBridge Frontegra Global Fund (“Global Fund”) is long-term capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Global Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.36%
Fee Waiver (1)	(0.36)%
Total Annual Fund Operating Expenses after Fee Waiver	1.00%
(1)
The Adviser has contractually agreed to reduce its compensation due from and/or assume expenses of the Global Fund to the extent necessary to ensure that the Global Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 1.00% of the Global Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect through July 23, 2012, with successive renewal terms of one year thereafter unless terminated by the Company or the Adviser prior to any such renewal.  Prior to July 23, 2012, the expense cap agreement can only be terminated by the Company’s Board of Directors.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Global Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

Expense Example.

This Example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Global Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years
Global Fund	$102	$358	$674	$1,571

Portfolio Turnover.

The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The Global Fund’s predecessor commenced operations on September 18, 2009 and, consequently, did not have one full year of operations as of the end of its last fiscal year; however, as of June 30, 2010, the Global Fund’s predecessor’s portfolio turnover rate was 41% (on an un-annualized basis).

Principal Investment Strategies.

The Global Fund seeks to achieve its investment objective by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.  The Global Fund will be diversified among a number of countries (at least three) and will invest at least 40% of its total assets in foreign securities.  The Global Fund invests primarily in the equity securities of companies principally traded in the regions that are included in the Morgan Stanley Capital World Index Net (“MSCI World Index Net”).  The Global Fund may invest in companies across all market capitalizations, but the Global Fund will primarily invest in companies with market capitalizations in excess of US$ 2 billion, determined at the time of investment.  Additionally, the Global Fund may invest up to 10% of its total assets (calculated at the time of purchase) in securities of companies principally traded in emerging market countries.  The Global Fund may also invest in American Depository Receipts and/or Global Depository Receipts.

The Adviser actively manages the Global Fund by choosing companies for investment that the Adviser believes have the potential to exceed economic performance levels on which market valuations are premised.  In constructing a portfolio of investments for the Global Fund, the Adviser selects equity securities using an economic return framework, a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Global Fund invests in primarily growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk. During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  There is no guaranty that similar events will not happen again.

Foreign Securities Risk.  Foreign investments may be less liquid, subject to currency-rate fluctuations, be in areas with political and economic instability and be subject to less strict regulation of the securities markets.

Emerging Markets Risk. The risks of foreign investments typically are greater in emerging markets.

Currency Risk. Investments in foreign securities denominated and traded in foreign currencies may be subject to unfavorable fluctuations in foreign currency exchange rates.

Region Risk. Changes affecting a particular global region where the Global Fund has invested may have a significant impact on the value of the Global Fund’s overall value.

Global Sector Risk. Changes affecting a particular sector of the world economy in which the Global Fund has invested may have a significant impact on the value of the Global Fund’s overall portfolio.

American Depository Receipt (ADR) / Global Depository Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value for many of the same reasons outlined above.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Global Fund’s securities at a time or at a price would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

Loss of Money Risk.  Loss of money is a risk of investing in the Global Fund.

Performance.  Performance information for the Global Fund is not included because the Global Fund does not have returns for one full calendar year.

Management.

Investment Adviser.  IronBridge Capital Management, L.P. (the “Adviser”).

Portfolio Managers.  Team-managed by Matthew Halkyard (portfolio manager of the Global Fund, and its predecessor fund, since inception), Steven Werber, Mandhir Singh and Kevin Reher.  Each of Messrs. Werber, Singh and Reher has been a portfolio manager of the Global Fund since February 18, 2011.

Purchase and Sale of Global Fund Shares.

Investors may purchase or redeem Global Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Global Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
Global Fund	$100,000	$1,000

Tax Information.

The Global Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Global Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Global Fund shares through a broker-dealer or other financial intermediary (such as a bank), the IronBridge Funds’ related companies (including the Adviser and the Distributor) may pay the intermediary for the sale of Global Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IRONBRIDGE LARGE CAP FUND

Investment Objective.

The investment objective of the IronBridge Large Cap Fund (“Large Cap Fund”) is capital appreciation.

Portfolio Fees and Expenses.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (imposed only if redemption occurs within 30 days of purchase; imposed as a percentage of amount redeemed)	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution (12b-1) Fees	NONE
Other Expenses	1.46%
Total Annual Fund Operating Expenses	2.21%
Fee Waiver (1)	(1.36)%
Total Annual Fund Operating Expenses after Fee Waiver	0.85%
(1)
The Adviser has contractually agreed to reduce its compensation due from and/or assume expenses of the Large Cap Fund to the extent necessary to ensure that the Large Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.85% of the Large Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect through July 23, 2012, with successive renewal terms of one year thereafter unless terminated by the Company or the Adviser prior to any such renewal.  Prior to July 23, 2012, the expense cap agreement can only be terminated by the Company’s Board of Directors.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the Large Cap Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

Expense Example.

This Example is intended to help you compare the cost of investing in the Large Cap Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Large Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Large Cap Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares in:	1 Year	3 Years
Large Cap Fund	$87	$420

Portfolio Turnover.

The Large Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. As the Large Cap Fund is a new fund, it does not yet have a portfolio turnover history.

Principal Investment Strategies.

The Large Cap Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with large market capitalizations.  For this purpose, the Adviser defines a large capitalization company as any company with a market capitalization in excess of $5 billion, which definition is applied at the time of purchase.  The Large Cap Fund may invest in American Depository Receipts and/or Global Depository Receipts.

The Adviser actively manages the Large Cap Fund by applying an economic return framework.  This is a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Large Cap Fund invests primarily in growth and value-style equity securities.

Principal Investment Risks.

Market Risk.  The general level of stock prices as a whole could decline, causing a decline in the value of your investment.

Market Event Risk. During 2008 and 2009, extreme market events caused unprecedented market volatility and resulted in significant drops in equity valuations.  There is no guaranty that similar events will not happen again.

Stock Selection Risk.  Individual stocks may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. The Adviser may not be able to sell the Large Cap Fund’s securities at a time or at a price would benefit the Fund.

Equity Securities Risk.  Common equity stocks are subject to greater volatility and chance of decline than other securities, such as fixed-income securities.

Management Risk.  There is no guaranty that the Adviser will choose investments that increase in value.

Growth Investing Risk. Growth companies are generally more susceptible than established companies to market events and sharp declines in value.

Value Investing Risk.  Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

American Depository Receipt (ADR) / Global Depository Receipt (GDR) Risk.  ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers, and GDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers.  Securities of foreign issuers, and consequently ADRs and GDRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Loss of Money Risk.  Loss of money is a risk of investing in the Large Cap Fund.

Performance.  Performance information for the Large Cap Fund is not included because the Large Cap Fund does not have returns for one full calendar year.

Management.

Investment Adviser.  IronBridge Capital Management, L.P. (the “Adviser”).

Portfolio Managers. Co-managed by Paul Murphy (portfolio manager of the Large Cap Fund since inception) and Matthew Halkyard (portfolio manager of the Large Cap Fund since inception).

Purchase and Sale of Large Cap Fund Shares.

Investors may purchase or redeem Large Cap Fund shares on any business day by mail (IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701) or by wire transfer.  The minimum initial and subsequent investment amounts for the Large Cap Fund are as follows:

	Minimum Initial Investments	Minimum Subsequent Investments
Large Cap Fund	$100,000	$1,000

Tax Information.

The Large Cap Fund intends to make distributions that may be taxed as ordinary income or capital gains.  If you hold your Large Cap Fund shares through a tax-deferred arrangement, you will not be taxed on dividends and capital gains distributions at the time they are made, but you may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase Large Cap Fund shares through a broker-dealer or other financial intermediary (such as a bank), the IronBridge Funds’ related companies (including the Adviser and the Distributor) may pay the intermediary for the sale of Large Cap Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Large Cap Fund over another investment.  Ask your sales person or visit your financial intermediary’s Web site for more information.

IRONBRIDGE FUNDS

This prospectus contains important information about the Small Cap Fund, SMID Fund, Global Fund and Large Cap Fund (collectively, the “Funds”), each of which is a series of IronBridge Funds, Inc. (the “Company”). Please read it carefully before investing and keep it for future reference.

No financial adviser, dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Company, the Funds’ investment adviser or the Funds’ distributor (Frontegra Strategies, LLC, the “Distributor”).

This Prospectus does not constitute an offer by the Company or by the Funds’ Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Company or the Funds to make such an offer.

Investment Objectives, Principal Investment Strategies, Related Risks and Portfolio Holdings

SMALL CAP FUND

Investment Objective - Capital Appreciation

Principal Investment Strategy -The Small Cap Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with small market capitalizations.  For this purpose, the Adviser defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization (determined at the time of investment) of any company in the Russell 2000® Index.

SMID FUND

Investment Objective - Capital Appreciation

Principal Investment Strategy - The SMID Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with small-to-medium market capitalizations.  For this purpose, the Adviser defines a small-to-medium capitalization company as a company that has a market capitalization of between $100 million and $10 billion, which definition is applied at the time of purchase.

GLOBAL FUND

Investment Objective - Long-term capital appreciation

Principal Investment Strategy - The Global Fund seeks to achieve its investment objective by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States.  The Global Fund will be diversified among a number of countries (at least three) and will invest at least 40% of its total assets in foreign securities.  The Global Fund invests primarily in the equity securities of companies principally traded in the regions that are included in the MSCI World Index Net.  The Global Fund may invest in companies across all market capitalizations, but the Global Fund will primarily invest in companies with market capitalizations in excess of US$ 2 billion, determined at the time of investment.  Additionally, the Global Fund may invest up to 10% of its total assets (calculated at the time of purchase) in securities of companies principally traded in emerging market countries.

LARGE CAP FUND

Investment Objective - Capital Appreciation

Principal Investment Strategy - The Large Cap Fund seeks to achieve its investment objective by investing, under normal conditions, at least 80% of its assets in equity securities of companies with large market capitalizations.  For this purpose, the Adviser defines a large capitalization company as any company with a market capitalization in excess of $5 billion, determined at the time of investment.

Additional Information Concerning Investment Objectives and
Principal Investment Strategies

The investment objectives of the Funds may not be changed without a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular Fund.  Each Fund is diversified.

The Adviser actively manages the Small Cap Fund, SMID Fund and Large Cap Fund by applying an economic return framework.  This is a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Small Cap Fund invests in primarily growth and value-style equity securities.

The Adviser actively manages the Global Fund by choosing companies for investment that the Adviser believes have the potential to exceed economic performance levels on which market valuations are premised.  In constructing a portfolio of investments for the Global Fund, the Adviser selects equity securities using an economic return framework, a valuation model that uses cash flow, rather than traditional accounting measures such as corporate performance, earnings and book value, to determine a company’s value.  The Adviser uses this methodology to identify attractively-priced companies, and as a result, the Global Fund invests in primarily growth and value-style equity securities.

The IronBridge Methodology.

All of the Funds are managed by the Adviser in accordance with the IronBridge Methodology.  The IronBridge Methodology is a phased approach to the application of the economic return framework.  This framework focuses on valuations of issuers based on cash flow rather than corporate performance, earnings or book value as the determining factor in an issuer’s intrinsic worth.

Small Cap Fund.  The first phase in the decision-making process involves screening a broad equity universe of approximately 3,500 small market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, the Adviser narrows the list and evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 200 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser constructs the Small Cap Fund’s portfolio of the approximately 120 to 150 holdings that result from this process, with close attention paid to the Russell 2000® Index sector weightings.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in economic return trend, or when a position reaches 5% of the Small Cap Fund’s net assets.

SMID Fund. The first phase in the decision-making process involves screening a broad equity universe of approximately 3,000 small-to-medium market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, the Adviser narrows each list and evaluates approximately 600 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 200 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser constructs the SMID Fund’s portfolio of the approximately 90 to 110 holdings that result from this process, with close attention paid to the Russell 2500® Index sector weightings.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in economic return trend, or when a position reaches 5% of the SMID Fund’s net assets.

Global Fund.  The first phase in the decision-making process involves screening a broad universe of approximately 2,500 global stocks with a market capitalization in excess of US$2 billion, to determine which look most promising based on analysis of several key determinants of success, such as capital investment, credit worthiness and sales momentum.  From there, the Adviser narrows the list and evaluate approximately 400 companies, with a focus on each company’s stage in its life cycle and level, trend and sustainability of economic returns.  This results in a potential “buy” list of approximately 200 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and make risk/reward comparisons among all potential investments.  The Adviser generally constructs the Global Fund’s portfolio from approximately 40 to 65 issues, with close attention paid to the sector, region and life cycle weightings of the MSCI World Index Net.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in the economic return trend, or when a position reaches the portfolio limit as determined by the Adviser.

Large Cap Fund. The first phase in the decision-making process involves screening a broad equity universe of approximately 1,000 large market capitalization issuers to determine which look most promising based on analysis of several key determinants of success, such as capital investments, credit worthiness and sales momentum.  From there, the Adviser narrows each list and evaluates approximately 300 companies, with a focus on each company’s stage in its life cycle and the level, trend and sustainability of economic returns.  This results in a potential “buy” list of 150 companies the Adviser believes are well-managed, and which are evaluated further to determine which stocks are most attractively priced.  Following additional analysis of accounting numbers, financial statement data and recent corporate news, the Adviser arrives at a target price for each stock and makes risk/reward comparisons among all of the potential investments.  The Adviser constructs the Large Cap Fund’s portfolio of the approximately 40 to 80 holdings that result from this process, with close attention paid to the Russell 1000 Index sector weightings.  Stocks are sold or positions are reduced at a variety of times, including when they reach the target price, when there is a significant change in the cash flow return on investment trend, or when a position reaches 5% of the Large Cap Fund’s net assets.

Additional Information on Principal Risks of Investing in the Funds

The main risks associated with investing in the Funds are described below and in the Fund Summaries at the front of this prospectus.

	Small CapFund	SMID Fund	Global Fund	Large Cap Fund
Market Risk	X	X	X	X
Market Event Risk	X	X	X	X
Stock Selection Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Equity Securities Risk	X	X	X	X
Management Risk	X	X	X	X
Growth Investing Risk	X	X	X	X
Value Investing Risk	X	X	X	X
ADR / GDR Risk	X	X	X	X

Loss of Money Risk	X	X	X	X
Small Capitalization Risk	X
Small-to-Medium Capitalization Risk		X
Foreign Securities Risk			X
Emerging Markets Risk			X
Currency Risk			X
Region Risk			X
Global Sector Risk			X

Market Risk.  The value of the stock market, as a whole, may increase or decline over time.  The Funds’ investments are subject to the risk of market decline, which may cause the value of the Funds’ investments to fluctuate as well.  If the value of the Funds’ investments go down, you may lose money.  The share prices of the Funds are expected to fluctuate.  Your shares, at the time of redemption, may be worth more or less than your initial investment.

Market Event Risk. During 2008 and 2009, United States and international securities markets, particularly equity markets, experienced dramatic volatility. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties. As a result, many of the risks described in this section of the prospectus may be increased. United States and foreign governments have taken various steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. Further, there is no guarantee that such events will not happen again.  Such events in the securities markets as a whole may have adverse effects on the Funds.

Stock Selection Risks.  The stocks selected for the Funds may decline in value or not increase in value, even when the stock market in general is rising.

Liquidity Risk. Certain securities may be difficult or impossible to sell, for a number of reasons, at the time and price that the Adviser would like to sell them.  The Adviser may have to lower the asking price, sell other securities instead of the securities it sought to sell, or forego an investment opportunity, any of which could have a negative effect on the Funds’ management or performance.

Equity Securities Risk.  The Funds invest primarily in common stocks and other equity securities.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of the issuer and in reaction to general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

Management Risk.  The Funds are actively managed by the Adviser using an economic return framework or a similar valuation process, as applied through the IronBridge Methodology.  There is no guarantee that this valuation process or implementation methodology, or any other investment techniques used by the Adviser, will accurately estimate the market’s view on the value of a particular company or produce the desired results.

Growth Investing Risk. The Funds invest in growth-style stocks.  Investors often expect growth companies to increase their earnings at a certain rate.  Failures by such companies to meet these expectations may result in sharp declines in the prices of these stocks, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  This may result in a decline in the value of the Funds’ investments.

Value Investing Risk.  The Funds invest in value-style stocks.  Value-style stocks are those that the Adviser believes will increase in value, pay dividends or are undervalued at the time of purchase.  Value-style stocks may never increase in price or pay dividends as anticipated by the Adviser, or may decline if the market fails to recognize the company’s intrinsic value, if the factors that the Adviser believes will increase the price do not occur or if a stock is appropriately priced.

Loss of Money Risk. None of the Funds are money market funds and none of the funds are insured against loss.  As a result, loss of money is a risk of investing in the Funds.

Small Cap Risk.  The Small Cap Fund invests primarily in small-capitalization stocks.  Securities of companies with small market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

Small-to-Medium Capitalization Risk.  The SMID Fund invests primarily in small-to-medium capitalization stocks.  Securities of companies with small-to-medium market capitalizations are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller-to-medium sized companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller-to-medium sized companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller-to-medium companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures.  Generally, the smaller the company size, the greater these risks.

American Depository Receipts (ADRs) and Global Depository Receipts (GDRs).  The Funds may invest in U.S. dollar denominated American Depository Receipts of foreign companies (“ADRs”) or in U.S. dollar or foreign currency denominated Global Depository Receipts of foreign companies (“GDRs”).  ADRs are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities, whereas GDRs are bank receipts issued in more than one country evidencing ownership of the underlying foreign securities.  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities such as those listed below.

Foreign Securities Risk.  The Global Fund will have a substantial investment in securities of companies principally traded in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets.

Emerging Markets Risk. The Global Fund may invest up to 10% of its total assets in securities of companies principally traded in emerging markets.  The risks of foreign investments typically are greater in emerging markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.

Currency Risk. Investments in foreign securities denominated and traded in foreign currencies involve additional risks.  The value of the Global Fund’s foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  In addition, the Global Fund may incur costs in connection with conversions between various currencies.

Region Risk. The Global Fund may invest a higher percentage of its total assets in a particular region of the world markets.  In such a case, changes affecting that region may have a significant impact on the value of the Global Fund’s overall portfolio.

Global Sector Risk. The Global Fund may invest a higher percentage of its total assets in a particular sector of international markets.  In such a case, changes affecting that sector may have a significant impact on the value of the Global Fund’s overall portfolio.

Portfolio Holdings Disclosure

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available (i) in the Funds’ Statement of Additional Information and (ii) on the Company’s Web site at www.ironbridgefunds.net.

Investment Management

Adviser.  Each of the Funds is managed by IronBridge Capital Management, L.P., a Delaware limited partnership.  The Adviser is located at One Parkview Plaza, Suite 600, Oakbrook Terrace, Illinois 60181.  The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission.  The Adviser provides continuous advice and recommendations concerning each Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  The Adviser’s compensation for providing investment advisory services to the Funds is based upon each Fund’s average daily net assets at the following rates:

Fund	Advisory Fee*
Small Cap Fund	1.00%
SMID Fund	0.85%
Global Fund	0.85%
Large Cap Fund	0.75%
*	Subject to application of fee waiver and expense reimbursement agreement discussed below.

In addition to providing investment advisory services to the Funds, the Adviser serves as investment adviser to pension plans, endowments, foundations and high net worth clients.  As of September 30, 2010, the Adviser had approximately $7.8 billion in assets under management.

Fee Waiver and Expense Reimbursement Arrangements.  The Adviser has contractually agreed to reduce its compensation due from and/or assume expenses of all of the Funds to the extent necessary to ensure that each Fund’s operating expenses (excluding taxes, interest, brokerage commissions and expenses incurred in connection with investing in other investment companies, called “acquired fund fees and expenses” or “AFFE”, if any, and other extraordinary expenses) do not exceed the threshold amounts applicable to each Fund.  The “Annual Fund Operating Expenses” table in the Summary Prospectuses of each of the Global Fund and Large Cap Fund provide the respective threshold amount for each of those Funds and reflect this contractual agreement with respect to each of those Funds.  However, the contractual agreement with respect to the Small Cap Fund and SMID Fund was not reflected in either Fund’s Summary Prospectus because each Fund’s operating expenses were below the threshold amount (respectively, 1.10% of the Small Cap Fund’s average net assets and 0.95% of the SMID Fund’s average net assets).  As with the other Funds, the fee waiver and expense reimbursement agreement with respect to the Small Cap Fund and the SMID Fund is in effect through July 23, 2012, with successive renewal terms of one year thereafter unless terminated by the Company or the Adviser prior to any such renewal.  Prior to the date above, the fee waiver and expense reimbursement agreement with respect to the Small Cap Fund and SMID Fund can only be terminated by the Company’s Board of Directors.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the fee waiver and expense reimbursement agreement with respect to the Small Cap Fund, the Adviser may seek repayment by the Small Cap Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the Small Cap Fund’s threshold amount.  Similarly, the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the fee waiver and expense reimbursement agreement with respect to the SMID Fund, the Adviser may seek repayment by the SMID Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the SMID Fund’s threshold amount.

A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement will be included in the Funds’ semi-annual report for the period ended December 31, 2010.

Portfolio Managers.  The portfolio of each of the Small Cap Fund and SMID Fund is co-managed by Christopher  C. Faber and Jeffrey B. Madden.  Mr. Faber has been the President and a portfolio manager of IronBridge since April 1999.  Mr. Faber was a founding partner of HOLT Value Associates, L.P., the former parent company of the Adviser, from May 1986 to April 1999.  Mr. Madden has been a Vice President and a portfolio manager of IronBridge since 2000.  Mr. Madden was a consultant with Accenture from 1998 to 2000.  Mr. Faber and Mr. Madden review and approve the analysts’ recommendations and make the final buy and sell decisions for the Funds.

The Global Fund is managed by a team consisting of Matthew Halkyard, Steven Werber, Mandhir Singh and Kevin Reher.  Each member of the team has equal investment decision-making responsibilities with respect to the Fund.  Each member is involved in idea generation, fundamental stock analysis and portfolio assessment.  The team meets regularly to discuss investment ideas, and decisions are made based on the consensus of the team.

Mr. Halkyard has been a Portfolio Manager of the Adviser since 2005.  From 2002-2005, Mr. Halkyard was the Director of Small and Mid-Cap Equity Operations at Credit Suisse Group in London.  From 1994-2002, Mr. Halkyard was employed by HOLT Value Associates, L.P., where he was Managing Director of European Operations from 1997-2002 and a Portfolio Representative from 1994-1997.  Prior to 1994, Mr. Halkyard was an Analyst with Melson Technologies.  He has earned the right to use the Chartered Financial Analyst designation.

Mr. Werber joined the Adviser in 2010 and brings over twenty years of experience in credit and equity research and portfolio management at Goldman Sachs (London), Fidelity Investments (London), J. & W. Seligman & Co. (New York), and Apis Capital Advisors (Greenwich, CT). Mr. Werber was a client of HOLT Value Associates, L.P. in both London and New York, working closely with Chris Faber and Matt Halkyard.  Mr. Werber has earned the right to use the Chartered Financial Analyst designation and received his B.A. from the University of Virginia and Masters of Management from the Kellogg School at Northwestern University.

Mr. Singh joined the Adviser in 2010 and brings 15 years of investment experience in international equities. He specializes in global growth companies. Prior to joining IronBridge, Mr. Singh worked as an analyst at HHR Asset Management, a 35-year old New Jersey-based growth hedge fund. Previous to that he worked with Mr. Werber at J. & W. Seligman & Co., with a focus on global technology stocks.  He has an MBA from the Fuqua School of Business, Duke University (1993) and an undergraduate degree in Mathematics from St. Stephen’s College, Delhi University, India.

Mr. Reher joined the Adviser in 2009 as an analyst with the Global Equities Team.  Before joining the Global team, Kevin worked at CS HOLT and managed the Chicago based Sector Specialist Team and the group’s Global Database. Kevin graduated from the University of Notre Dame in 1998 Summa Cum Laude, earning a B.B.A. in Accounting along with a secondary focus in Computer Applications. In 1999 he attained the title of Certified Public Accounting and in 2004 earned the right to use the Chartered Financial Analyst designation.

The Large Cap Fund is co-managed by Paul Murphy and Mr. Halkyard.  Mr. Murphy has been a portfolio manager of the Adviser since April 2005.  From 1997 to 2005, Mr. Murphy worked for Credit Suisse analyzing portfolios, providing buy/sell recommendations and educating clients.  He has earned the right to use the Chartered Financial Analyst designation.

The SAI provides additional information about the Funds’ portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Subadministrator.  Frontegra Asset Management, Inc. (“FAM”), acts as subadministrator for each of the Funds. Pursuant to a subadministration agreement, the Adviser compensates FAM at the following annual rates, based on a percentage of each Fund’s respective average daily net assets for providing certain compliance and administrative services to each Fund: 0.05% on the first $200 million, 0.04% on the next $200 million and 0.03% in excess of $400 million.

Shareholder Information

How to Purchase Shares.  Shares of the Funds are sold on a continuous basis at net asset value (“NAV”).  Each Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of a Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be a Fund’s NAV next determined after the Fund receives your request in proper form (i.e., all paperwork is completed accurately and signed and dated as appropriate).  The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.  All of the Funds’ shares are subject to certain minimum initial and subsequent investment restrictions, which restrictions are disclosed in each Fund’s summary prospectus.  The investment minimums are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Funds’ discretion for certain registered investment advisers, broker-dealers, fee-based programs at broker-dealers and individuals accessing accounts through registered investment advisers.  The Funds reserve the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Mail and Wire Transfer Information.  Investments may be made by mail or wire.

You may purchase shares of the Funds by completing an application and mailing it along with a check payable to “IronBridge Funds, Inc.” to:  IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Funds will not accept payment in cash or money orders.  The Funds also do not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by a Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, the Adviser will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Funds are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Funds through financial intermediaries, such as fund supermarkets, or through broker-dealers who are authorized by Frontegra Strategies, LLC to sell shares of the Funds (collectively, “Financial Intermediaries”), who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Funds.

The Small Cap Fund is currently closed to new investors.  While closed, the Small Cap Fund will generally not allow new investors to purchase shares of the Small Cap Fund.  However, existing shareholders may continue to purchase Small Cap Fund shares, including through the automatic reinvestment of dividends, and the Directors and officers of the Company may open new accounts in order to purchase Small Cap Fund shares or purchase such shares in their existing accounts.  In addition, new accounts may be established by existing clients and employees of, or other persons approved by, the Adviser, in its discretion.  At the discretion of the Board of Directors, the Small Cap Fund may reopen to new investors at a later date.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Funds, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-877-861-7714 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time a Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Funds have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of a Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Initial Investment By Wire.  In addition, you may purchase shares of the Funds by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #: 075000022

Credit:	U.S. Bancorp Fund Services, LLC
Account #: 112-952-137

Further credit:	IronBridge Funds, Inc.
Your name and account number

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “IronBridge Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after a Fund receives your request in proper form.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by a Fund which, in some cases, may be received (and therefore paid) later than seven calendar days after receipt of a redemption request.  Also, the Funds may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in a Fund please furnish a written, unconditional request to: IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701.  For written redemption requests sent via overnight delivery, please use IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of each Fund may be purchased “in kind,” subject to the approval of the Adviser and its determination that the securities are acceptable investments for a Fund and that they have a value that is readily ascertainable in accordance with a Fund’s valuation policies.  In an in kind purchase, investors transfer securities to a Fund in exchange for Fund shares.  Securities accepted by a Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of a Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of a Fund.

Redemptions In Kind.  Each Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•	for redemption proceeds payable or sent to any person, address or bank account not on record;

•	for requests to wire redemption proceeds (if not previously authorized on the account);

•	for redemption requests submitted within 30 days of an address change;

•	when changing account ownership;

•	in other situations deemed necessary by the Transfer Agent or the Funds to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Non-financial transactions, including, but not limited to, establishing or modifying certain services on an account, will require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  Market timing activity, which involves short-term trading into and out of a Fund, may harm a Fund’s performance by disrupting investment strategies, increasing brokerage, administrative and other Fund expenses, decreasing tax efficiency and/or diluting the value of Fund shares held by long-term shareholders.  The Board of Directors of the Funds has approved policies that seek to detect and discourage market timing activity in the Funds (the “Market Timing Policy”).  The Funds or the Adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other shareholders.

Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Adviser’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Funds, the Adviser and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity;

•	the 2.00% redemption/exchange fee for redemptions or exchanges 30 days or less after initial purchase (determined on a first-in, first-out basis); and

•	regular reports to the Board of Directors by the Funds’ Chief Compliance Officer regarding any unusual trading activity.

The Adviser and the Distributor have entered into shareholder information agreements with Financial Intermediaries, which enable the Adviser and the Distributor to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Funds may rely on the market timing policies of  Financial Intermediaries, even if those policies are different from the Funds’ policy, when the Funds believe that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Funds.  If inappropriate trading is detected in an omnibus account, the Funds may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Funds’ or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Distribution Arrangements

Shares of the Funds may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to a Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the Financial Intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

Exchange Privilege

You may exchange all or a portion of your investment from one Fund to another series of the Company at any time by written request if you meet the minimum investment requirements for the Fund into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one Fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  Exchange requests should be directed to: IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage a Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

Valuation of Fund Shares

Shares of a Fund are sold at their NAV.  The NAV for a Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Funds do not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining a Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by the Adviser in good faith and in accordance with procedures approved by the Funds’ Board of Directors.  Consequently, the price of a security used by a Fund to calculate its NAV may differ from the quoted or published price for the same security.  A Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

A Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of a Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that a Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

Portfolio Holdings Disclosure Policy

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.

Distributions and Federal Income Tax Treatment

As with any investment, you should consider how your investment in a Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from a Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gains over long-term capital loss, and net gains from foreign currency transactions), if any, generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and designated by the Fund as “qualified dividend income” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

If a Fund designates distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) as “capital gain dividends,” then such distributions will be taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  Each Fund expects that, because of its respective investment objective, its distributions will consist primarily of capital gains.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use IronBridge Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis in the redeemed shares (generally, the amount you paid for the shares).  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Fund generally will have similar tax consequences to a redemption of Fund shares.

Withholding.  If you do not furnish a Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.  Additionally, please see the Funds’ Statement of Additional Information for more information about taxes.

Financial Highlights

The financial highlights table is intended to help you understand the Small Cap Fund’s and SMID Fund’s financial performance for the past five years, and the Global Fund’s performance since its inception.  The figures contained in the table related to the Small Cap Fund, SMID Fund and the Global Fund are derived from, respectively, the Predecessor Small Cap Fund, the Predecessor SMID Fund and the Global Fund’s predecessor fund, the Frontegra IronBridge Global Focus Fund (collectively, the “Predecessor Funds” and, for the purposes of the footnotes below, a “Fund”).  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the respective Fund (assuming reinvestment of all dividends and distributions, if any).  Because the Global Fund’s Predecessor Fund did not have a full year of operations as of June 30, 2010, financial information for the Global Fund’s Predecessor Fund is included only for the period from its inception, September 18, 2009, through June 30, 2010.  This information has been audited by Ernst & Young LLP, whose report, along with the Predecessor Funds’ financial statements, is included in the Predecessor Funds’ Annual Report for the period ended June 30, 2010, which is available upon request.

FRONTEGRA IRONBRIDGE SMALL CAP FUND
	Year Ended June 30, 2010(1)	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006
Net Asset Value, Beginning of Period	$11.80	$17.03	$20.35	$18.25	$16.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04 (2)	0.05	0.02	—	0.03
Net realized and unrealized gain (loss) on investments	1.93	(4.53)	(1.16)	3.82	2.25
Total Income (Loss) from Investment Operations	1.97	(4.48)	(1.14)	3.82	2.28
LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.01)	(0.01)	(0.02)	—
From net realized gain on investments	―	(0.74)	(2.17)	(1.70)	(0.17)
Total Distributions	(0.04)	(0.75)	(2.18)	(1.72)	(0.17)
Net Asset Value, End of Period	$13.73	$11.80	$17.03	$20.35	$18.25

Total Return	16.72%	(26.00)%	(6.07)%	22.11%	14.20%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$374,612	$296,445	$400,032	$432,403	$404,219
Ratio of expenses to average net assets
Before waivers and reimbursements	1.08%	1.09%	1.07%	1.07%	1.08%
Net of waivers and reimbursements	1.08%	1.09%	1.08%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.27%	0.40%	0.10%	(0.01)%	0.17%
Net of waivers and reimbursements	0.27%	0.40%	0.09%	(0.08)%	0.15%
Portfolio turnover rate	44%	39%	53%	34%	60%

(1)	Effective March 1, 2010, IronBridge Capital Management, L.P. became investment adviser to the Fund.
(2)	Per share net investment income has been calculated using the daily average share method.

FRONTEGRA IRONBRIDGE SMID FUND
	Year Ended June 30, 2010(1)	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006
Net Asset Value, Beginning of Period	$8.24	$11.23	$13.36	$11.07	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03 (2)	0.03	0.02	0.01	0.06 (2)
Net realized and unrealized gain (loss) on investments	1.28	(2.93)	(0.98)	2.43	1.04
Total Income (Loss) from Investment Operations	1.31	(2.90)	(0.96)	2.44	1.10
LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.01)	(0.02)	— (3)	(0.03)
From net realized gain on investments	—	(0.08)	(1.15)	(0.15)	—
Total Distributions	(0.03)	(0.09)	(1.17)	(0.15)	(0.03)
Net Asset Value, End of Period	$9.52	$8.24	$11.23	$13.36	$11.07

Total Return	15.88%	(25.78)%	(7.48)%	22.25%	11.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$518,376	$307,973	$233,380	$193,424	$133,058
Ratio of expenses to average net assets
Before waivers and reimbursements	0.93%	0.96%	0.96%	0.98%	1.08%
Net of waivers and reimbursements	0.94%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.43%	0.54%	0.19%	0.08%	0.15%
Net of waivers and reimbursements	0.42%	0.55%	0.20%	0.10%	0.28%
Portfolio turnover rate	45%	46%	71%	71%	91%

(1)	Effective March 1, 2010, IronBridge Capital Management, L.P. became investment adviser to the Fund.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Less than one cent per share.

FRONTEGRA IRONBRIDGE GLOBAL FOCUS FUND
	For the Period Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09
Net realized and unrealized loss on investments	(0.95)
Total Loss from Investment Operations	(0.86)
LESS DISTRIBUTIONS:
From net investment income	(0.01)
Total Distributions	(0.01)
Net Asset Value, End of Period	$9.13

Total Return	(8.60	)%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$40,764
Ratio of expenses to average net assets
Before waivers and reimbursements	1.36	%(3)
Net of waivers and reimbursements	1.00	%(3)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.86	%(3)
Net of waivers and reimbursements	1.22	%(3)
Portfolio turnover rate	41	%(2)

(1)	Commenced operations on September 18, 2009
(2)	Not annualized
(3)	Annualized

Other Information

DIRECTORS:	OFFICERS:	TRANSFER AGENT:
Walter H. Clark	John G. Davis	U.S. Bancorp Fund Services, LLC
James W. Haugh	Ty M. Baird	for overnight deliveries, use:
Robert E. Hendricks	Elyce D. Dilworth	IronBridge Funds, Inc.
James M. Snyder		c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
INVESTMENT ADVISER:		Milwaukee, Wisconsin 53202-5207
IronBridge Capital Management, L.P.
One Parkview Plaza, Suite 600		for regular mail deliveries, use:
Oakbrook Terrace, Illinois 60181		IronBridge Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN:
U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

SUBADMINISTRATOR: Frontegra Asset Management, Inc.		INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
400 Skokie Boulevard, Suite 500		Ernst & Young LLP
Northbrook, Illinois 60062		233 S. Wacker Drive
Chicago, Illinois 60606

DISTRIBUTOR:		LEGAL COUNSEL:
Frontegra Strategies, LLC		Greenberg Traurig, LLP
400 Skokie Boulevard, Suite 500		77 W. Wacker Drive, Suite 3100
Northbrook, Illinois 60062		Chicago, Illinois 60601

Additional information regarding the Company and the Funds is included in the Statement of Additional Information, which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about each Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.  You may receive the SAI and the annual report and semi-annual report free of charge, request other information about a Fund and make general inquiries by contacting the Company’s transfer agent at the address above or by calling, toll-free, 1-877-861-7714.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at www.ironbridgefunds.net.

Information about a Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about a Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

IronBridge Funds, Inc.

The Company’s 1940 Act File Number is 811-22397.